HIT Staff Participates in 2015 IBEW-NECA Employee Benefits Conference

2/9/2015

Representatives of the AFL-CIO Housing Investment Trust (HIT) had the opportunity to discuss the advantages of investing with the HIT at this year’s IBEW-NECA Employee Benefits Conference in Naples, Florida. The annual conference of international officers of the International Brotherhood of Electrical Workers (IBEW) and employee benefit fund trustees is sponsored by IBEW and the National Electrical Contractors Association (NECA). This year’s event attracted some 350 attendees.

Lesyllee White, HIT Senior Vice President and Managing Director of Marketing, was a featured speaker at the conference, discussing the HIT’s strong performance record and responsible investment strategy. “We have had an incredible run in terms of performance, outperforming our benchmark, the Barclays Capital Aggregate Bond Index, on a gross basis for 22 consecutive calendar years,” Ms. White said. “The HIT has been a leader in prudently investing union pension capital for 30 years for the benefit of America’s working men and women.” In addition to outperforming the benchmark for 2014, the HIT continued to outperform other large fixed income funds that many pension plans hold, but do not create union construction jobs or housing affordable to working families.

Ms. White indicated that HIT’s success is based on the investment support from its investors, including 98 IBEW affiliated funds, the largest union affiliation in the HIT. The HIT’s strategy of focusing on high-credit quality multifamily MBS has enabled it to generate higher real income than the benchmark, while taking less credit risk than the bond index. She discussed a number of recent HIT-financed multifamily projects. She also highlighted a recent report that the HIT commissioned from Pinnacle Economics, which analyzed the fiscal and economic impacts of HIT investments. The report estimates that the ripple effect of HIT investments since 1984 have generated more than $24 billion in total economic activity. “The HIT has invested $8.5 billion in 448 projects that have a total development cost of $14.5 billion. Those projects have created over 74,000 union construction jobs and over 157,000 total jobs,” said Ms. White. The report also found that over 149 million total hours of union work and about 22 million hours of IBEW work has been generated from HIT-financed projects.

At the close of the presentation, Ms. White mentioned that the HIT is seeking additional investments from eligible pension funds to help fund its 2015 pipeline of investments projects.

The annual conference provides a forum for IBEW-NECA fund trustees to discuss current issues affecting benefit funds and their participants and to learn about new programs, portfolio strategies, and services. The event offered attendees a wide variety of speakers and workshops on pension plan and health and welfare issues.

For the 1-, 3-, 5-, and 10-year periods ended January 31, 2015, the HIT’s net returns were 6.44%, 2.96%, 4.39%, and 4.84%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT’s prospectus.  To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.